UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2021

SOLITARIO ZINC CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction ofincorporation or organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01 Entry Into A Material Definitive Agreement

On February 2, 2021, Solitario Zinc Corp. (the “Company”) entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Agent”) pursuant to which the Agent will act as the Company’s sales agent with respect to the offer and sale from time-to-time of shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $9,000,000 (the “Shares”). Sales of the Shares, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), which includes sales made directly on the NYSE American Stock Exchange and such other sales as agreed upon by the Company and the Agent. Any Shares sold will be issued pursuant to a prospectus dated October 8, 2020 and a prospectus supplement dated February 2, 2021 filed with the Securities and Exchange Commission (the “SEC”), in connection with one or more offerings of shares under the Company’s shelf registration statement on Form S-3 (File No. 333-249129) filed with the SEC on September 29, 2029 and declared effective by the SEC on October 8, 2020.  The Company has agreed to pay the Agent a commission of 3% of the gross sales price of any Shares sold in the offering.

The Company made certain customary representations, warranties, and covenants in the ATM Agreement and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Act. The ATM Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the ATM Agreement were made only for purposes of the ATM Agreement, including the allocation of risk between the parties thereto, and as of specific dates, were solely for the benefit of the parties to the ATM Agreement, and may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the ATM Agreement.

The foregoing description of the ATM Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the ATM Agreement, which is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are filed or furnished with this report:

Exhibit Number	Description of Exhibit
1.1	At The Market Offering Agreement between Solitario Zinc Corp. and H.C. Wainwright & Co., LLC, dated February 2, 2021
5.1	Opinion of Polsinelli PC regarding legality of the Shares
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solitario Zinc Corp.

Date: February 2, 2021	By:	/s/ James R. Maronick
James R. Maronick
Chief Financial Officer